Investor Overview Robert A. Young President and CEO January 2012 Exhibit 99.1

Safe Harbor
This presentation contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause actual results to differ significantly from those projected, particularly with respect to the Company’s financial results and milestones; the impact of changes to executive management and the board of directors; growth of the Company’s served markets; market opportunities;
industry and technology trends; use of the Company’s technology in additional applications; growth opportunities, including with respect to the delivery of next generation chip packaging, the diversification of the Company’s IP business, the development and acquisition of camera module components, the production of integrated mobile camera modules, the sourcing of MEMS components and expected design wins relating to integrated mobile camera modules; growth drivers; expansion into adjacent and other markets;
the characteristics, benefits, advantages, features, disruptive qualities and potential of the Company’s technologies and products, including with respect to 3-D IC and other packaging solutions in the Company’s Micro-electronics segment and new generation camera modules and related vertical integration opportunities in the Company’s Digital Optics segment, and the commercialization of such technologies and products; profit growth in the Digital Optics segment; future investment and research and development resources, including with respect to strategic growth opportunities; ability to address upcoming needs of key market segments; the expansion of the Company’s technology licensing expertise, including with respect to the Company’s IP portfolio and the renewal of licenses with major licensees; and the Company’s IP protection efforts, including litigation. Material factors that may cause results to differ from the statements made include changes to the plans or operations relating to the Company’s businesses and groups, market or industry conditions; the future expiration of license agreements and the cessation of related royalty income; the failure or refusal of licensees to pay royalties; delays, setbacks or losses relating to the Company’s intellectual property or intellectual property litigation, or any invalidation or limitation of key patents; fluctuations in operating results due to the timing of new license agreements and royalties, or due to legal costs; changes in patent laws, regulation or enforcement, or other factors that might affect the Company’s ability to protect our intellectual property; the risk of a decline in demand for semiconductor products; failure by the industry to adopt technologies covered by the Company’s patents; and the future expiration of the Company’s patents. You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this release. The Company’s filings with the
Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended Dec. 31, 2010 and Form 10-Q for the period ended Sept. 30, 2011, include more information about factors that could affect the Company’s financial results. The
Company assumes no obligation to update information contained in this presentation. Although this release may remain available on the Company’s website or elsewhere, its continued availability does not indicate that the Company is reaffirming or confirming any of the information contained herein.
This document includes trademarks, tradenames and tradedress of the Company, its subsidiaries and of third parties.  Those intellectual property rights are owned by their respective owners.

Additional Information and Where to Find It
Tessera Technologies, Inc. (the “Company”), its directors and certain executive officers and employees may become participants in the solicitation of proxies from stockholders in connection with the
Company’s 2012 Annual Meeting of Stockholders (the “Annual Meeting”). The Company plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting (the “2012 Proxy Statement”). Robert J. Boehlke, John B.
Goodrich, David C. Nagel, Kevin G. Rivette, Anthony J. Tether, and Robert A. Young, all of whom are members of the Company’s Board of Directors, and Michael Anthofer, Executive Vice President and
Chief Financial Officer, Bernard J. Cassidy, Executive Vice President, General Counsel and Secretary
and Moriah Shilton, Senior Director, Investor Relations, may become participants in the Company’s solicitation. Information regarding the Company’s directors’ and executive officers’ respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement relating to the 2011 annual meeting of stockholders.  No other participants own in excess of 1% of the Company’s common stock. Additional information regarding the interests of such participants will be included in the
2012 Proxy Statement and other relevant documents to be filed with the SEC in connection with the
Annual Meeting. Promptly after filing its definitive 2012 Proxy Statement with the SEC, the Company will mail the definitive 2012 Proxy Statement and a proxy card to each stockholder entitled to vote at the
Annual Meeting. STOCKHOLDERS ARE URGED TO READ THE 2012 PROXY STATEMENT
(INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT
DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE
BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, copies of the definitive 2012 Proxy Statement and any other documents filed by the Company with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov), at the
Company’s website (http://ir.tessera.com/sec.cfm) or by writing to the Secretary, Tessera Technologies,
Inc., 3025 Orchard Parkway, San Jose, California 95134.

Tessera Technologies, Inc. at a Glance (NASDAQ: TSRA)
• Founded in 1990 and headquartered in San Jose, California
• Market capitalization of $919.9 million (as of Jan. 6, 2012)
Two business reporting segments:
•
Micro-electronics
- Generating sustainable high margin cash flows from broad IP portfolio
- Focused on chip packaging bottlenecks and 3D IC
- Well-positioned to grow revenue base beyond semiconductor packaging
•
Digital Optics
- Developing/producing the components of advanced camera modules for mobile phones
- Well-positioned to address near-term ~$1 billion MEMS auto-focus market opportunity*
* Source: Tessera internal forecast

5 Why Tessera? • IP licensing leader • Strong cash flow / strong balance sheet • New leadership team • Significant growth opportunities in 2012 and beyond

MOTOROLA
AMD
ASE GROUP
AsahiKASEI
TOSHIBA
Amkor Technology®
LG
ChipMOS
ST
COMPEQ
Texas Instruments
FUJITSU
SHINKO
CTDI Communications Test Design, Inc.
Cochlear
intel
SANYO
SIEMENS
Cambium Networks
HitachiCable Empowering Energy & Communication
HITACHI Inspire the Next
hynix
EEMS
SHARP
ROHM SEMICONDUCTOR
Infineon
MHT Mitsui High-tec Inc.
PLEXUS
nanium
Micron
UTAC
SONY
3M
NXP
Nokia Siemens Networks
PTI Powertech Technology Inc.
NEC
OKI
Panasonic ideas for life
PATRIOT MEMORY
SAMSUNG
RENESAS
EPSON

TESSERA

6 Industry Validated IP Portfolio More than 70 companies have licensed our IP 60 billion chips have shipped with Tessera IP

New Leadership in 2011
Bob Young
President & CEO
IBM
Dillon Read
Bob Roohparvar
President, Digital Optics
Flextronics
Broadcom
Rich Chernicoff
President, Micro-electronics
SanDisk
Skadden Arps
Kevin Rivette
Director
IBM
Author:  Rembrandts
in the Attic
Bob Boehlke
Non-executive
Chairman
KLA-Tencor
Tony Tether
Director
Director, DARPA
Loral /Ford Aerospace

* Source: Tessera internal forecast
Significant Growth Opportunities: Micro-electronics
• IP licensing well-positioned
- Renewed Hynix and Samsung in Nov. 2011
- Others in 2012
• New chip technologies coming to market
- xFD (3 billion unit market opportunity)*
- 3D IC
• Expanding into adjacent and other markets

* Source: Tessera internal forecast
Significant Growth Opportunities: Digital Optics
• Developed / acquired multiple camera module components now being shipped worldwide
- 90% of digital still camera leading OEMs
- 6 of top 10 mobile phone OEMs
• Beginning to source key MEMS auto-focus component
- Near-term ~$1 billion market opportunity*
- Tier One qualified
• Pursuing integrated mobile camera module opportunity
- $9 billion market*
- In discussions with major mobile phone makers
- Expect major design wins in 2012

10 Micro-electronics

Tessera Solved a Critical Chip Packaging Problem
• Packaging enables chips to be attached to
circuit boards
• As chips became faster, the package became
a limiting factor and had to be made smaller
• With packages near chip size, reliability
became a significant issue
• We invented better chip scale package
technologies - smaller, faster and more
reliable
TSOP
Tessera’s CSP
We Licensed the Industry

Focused on Next Generations of Chip Packaging
2D Packaging
3D Interconnect
Space
Cost
Power
Performance
Strategic collaboration is a central
component of our development and
commercialization strategy

* Source: Tessera internal forecast
Our Latest Packaging Innovation: xFD for Stacked DRAM
Existing Solution: SO-DIMM xFD: SO-DIMM in a Package
Delivering Smaller, Faster and Lower Cost Solutions
Growing to 3 billion units in 2013*

Tessera’s Industry Leading Roadmap
xFD for
Stacked DRAM
Fine Pitch PoP
for Mobile Apps
Low Cost
DRAM CSP
2.5D
Interposer
3D IC
Our ongoing investment in
R&D sustains and grows our
packaging royalty base
Recently
commercialized
Near-term R&D
investments
Long-term R&D
investments plus
partnership

IP Business: Organic Growth and Diversification
* 3-Year (2008 – 2010) Average Non-GAAP Operating Margin - 69.1%; GAAP Operating Margin - 66.7%
Existing Technologies & Customers
New Packaging Technologies
Existing Technologies , New Customers
Acquired IP in New Technologies
Revenue
2021
2012

16

Targeting the Primary Camera Module Market Needs Auto Focus Zoom Image Stabilization Image Enhancement Face Beautification Face Recognition Face Detection Panorama, Wide Field of View 17

DOC Technologies are Embedded in Handsets
of 6 of the Top 10 OEMs
DOC Technologies are used in DSC cameras
of more than 90% of the Leading OEMs
Transitioning DOC ‘Standard’ in DSC Image Enhancement  to the
Mobile Imaging  Market
Strong Market Acceptance for DOC Technologies

DOC’s Latest Product is a Game Changer
MEMS Actuator for  Auto Focus vs Current Technology
•
Size
- Smaller footprint
- Thinner
•
Speed
- 7x faster settling time
- 7x faster auto focus time
•
Lower Power Consumption
- Uses 1/300th of current power consumption
•
Image Quality
- More accurate auto focus

MEMS Auto-focus:  a Technology Breakthrough
Today: Typical cell phone camera lens actuator has 14 parts
Digital Optics’ new MEMS auto-focus actuator has 3 parts
1 3 2
New MEMS auto-
focus system can
‘plug and play’ in
same socket as
older systems
1
2
3
4
5
6
7
8
9
10
11-14
confidential

>8 MP Market (Munits)
5 MP Market (Munits)
3 MP Market (Munits)
2 MP Market (Munits)
1,3 MP Market (Munits)
VGA Market (Munits)
CIS shipments (Munits)
2500
2250
2000
1750
1500
1250
1000
750
500
250
0
2008
2009
2010
2011
2012
2013
2014
2015

TESSERA

Source: Yole Development, January 2010
Sizable MEMS Auto-focus Market Opportunity
Targeting ~$1 billion
actuator market for
mobile phones
• Fragmented
• High volume
• Lower margin
• Commoditized
components
~660 million units in 2012 growing to ~1.1 billion units in 2015

DOC Technologies are Differentiators
Fast, Low Power
MEMS AF for
‘continuous auto
focus’
Image Enhancement
Technologies
Improved optical
performance for
image sensors
Lowest height
camera
Video and Optical
Image Stabilization
Compact Optical
Zoom
DOC Enables Next Generation Cameraphones

Enable Cell Phone Cameras to have DSC Capabilities
• With Digital Optics IP, mobile phone cameras can …
- Be smaller than current designs
- Use significantly less battery power
- Plug-in directly with fewer modular parts
- Deliver the image quality of a full-sized digital camera

Foxconn
11%
ST Micro
10%
Toshiba
10%
Sharp
7%
LG-
Innotek
7%
SEMCO
5%
Samsung
Techwin
5%
Lite-ON
5%
Cammsys
5%
Hansung
4%
Others
31%

TESSERA

$9B Mobile Camera Module Market Has No Dominant Player
• Fragmented market
- No single player has broad technologies,
competencies, IP
• No vertical integration
- No player has vertical integration
capabilities (lens, actuators, camera
system design, image enhancement
technologies)
• Stagnant technology
- No player has access or internal
development of disruptive, high value
technology components (e.g., MEMS)
Camera module integrators
Source: Techno Systems Research (TSR) 2011 and DOC internal forecast

Summary
•
Micro-electronics
- Patent monetization capabilities yielding $748 million of revenues and compelling $499 million GAAP operating income over the last 3 years
(2008-2010)
- Major licensees are renewing
- Industry leading technology roadmap with transforming technology
•
Digital Optics
- Well positioned for “sea-change” market shift to mobile phone photography
- ~$1 billion “plug compatible” MEMS camera opportunity with game changing auto-focus technology
- Additional $9 billion vertical integration opportunity in the mobile camera module market

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